UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 20, 2016

PARTY CITY HOLDCO INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37344	46-0539758
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

80 Grasslands Road Elmsford, New York		10523
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (914) 345-2020

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On October 20, 2016 (the “First Amendment Effective Date”), Party City Holdings Inc. (“Holdings”), a wholly-owned indirect subsidiary of Party City Holdco Inc. (the “Company”) , PC Intermediate Holdings, Inc. (“PC Intermediate”), another wholly-owned indirect subsidiary of the Company, and Party City Corporation (“Party City” and, together with Holdings, the “Borrowers”), Holdings’ subsidiary, modified the Borrowers’ Term Loan Credit Agreement by entering into the First Amendment to Term Loan Credit Agreement (the “First Amendment”), which amends the Term Loan Credit Agreement, dated as of August 19, 2015 by and among the Borrowers, PC Intermediate, Deutsche Bank AG New York Branch, as administrative agent, the various lenders party thereto and the other agents named therein (the “Credit Agreement”, and the Credit Agreement as amended by the First Amendment, the “Amended Credit Agreement”). The First Amendment replaces the loans outstanding under the Credit Agreement immediately prior to the First Amendment Effective Date (such loans, the “Original Replaced Term Loans”) with a new class of term loans (the “Replacement Term Loans”) in an aggregate principal amount of $1,226.6 million.

Pursuant to the First Amendment, the interest rate margins for the Replacement Term Loans are 2.00% for Base Rate Loans (subject to a 1.75% floor on the Base Rate) and 3.00% for the LIBO Rate Loans (subject to a 0.75% floor on the Eurodollar Rate). Each of the applicable interest rate margins and applicable floors on the Replacement Term Loans represents a 0.25% reduction from the applicable interest rate margins and applicable floors on the Original Replaced Term Loans. The First Amendment also adds in customary language to reflect new European “bail-in” directive compliance language. Additionally, the First Amendment requires the Borrowers to pay a 1% premium if the Replacement Term Loans are called within six months of the date of the amendment. Other than as discussed above, the terms of the First Amendment are principally consistent with the original terms of the Term Loan Credit Agreement.

The foregoing description of the First Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the First Amendment, which is filed as Exhibit 10.1 to this current report on Form 8-K.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

The information set form in Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibit

10.1	First Amendment to Term Loan Credit Agreement, dated as of October 20, 2016, by and among Party City Holdings Inc., Party City Corporation, PC Intermediate Holdings, Inc., Deutsche Bank AG New York Branch as administrative agent and the various lenders party thereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARTY CITY HOLDCO INC.

Date: October 24, 2016	By:	/s/ Daniel J. Sullivan
Daniel J. Sullivan
Chief Financial Officer

Exhibit Index

10.1	First Amendment to Term Loan Credit Agreement, dated as of October 20, 2016, by and among Party City Holdings Inc., Party City Corporation, PC Intermediate Holdings, Inc., Deutsche Bank AG New York Branch as administrative agent and the various lenders party thereto

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